EXHIBIT 31.3

CERTIFICATION PURSUANT TO
SECTION 302 OF THE SARBANES-OXLEY ACT OF 2002

I, Robert C. Paul, certify that:

1.	I have reviewed this annual report on Form 10-K/A of Compuware Corporation;
2.
Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report.

/s/ Robert C. Paul

Robert C. Paul
Chief Executive Officer
July 29, 2013